Exhibit 10.1

SECOND AMENDMENT TO LOAN AND GUARANTY AGREEMENT

This SECOND AMENDMENT TO LOAN AND GUARANTY AGREEMENT (“Amendment”) is dated as of May 15, 2024 (the “Execution Date”), and is entered into by and among AULT & COMPANY, INC., a Delaware corporation (“Borrower”), Third Avenue APARTMENTS LLC, a Delaware limited liability company (the “Florida Property Owner”), Alliance Cloud Services, LLC, Delaware limited liability company (the “Michigan Property Owner”), SENTINUM, Inc., a Nevada corporation (“Sentinum”), AULT ALLIANCE, INC., a Delaware corporation (“Ault Alliance”), Ault AVIATION, LLC, a Nevada limited liability company (“Aviation”), BNI MONTANTA, LLC, a Delaware limited liability company (“BNI”), AULT Lending, LLC, a California limited liability company (“Ault Lending”), AULT GLOBAL REAL ESTATE EQUITIES, INC., a Nevada corporation (“AG”), Milton “Todd” Ault, III, a natural person (“Personal Guarantor” and together with the Florida Property Owner, the Michigan Property Owner, Sentinum, Ault Alliance, Aviation, BNI, Ault Lending, AG collectively, “Guarantors” and each, a “Guarantor”), JGB CAPITAL, LP, a Delaware limited partnership, JGB PARTNERS, LP, a Delaware limited partnership and JGB (CAYMAN) BUCKEYE LTD., a Cayman Islands exempted company (collectively, “Lenders”, and each, a “Lender”), and JGB COLLATERAL LLC, as administrative agent and collateral agent for Lenders (in such capacity, together with its successors, “JGB Agent”).

RECITALS:

WHEREAS, JGB Agent, the Lenders, Borrower, and Guarantors have entered into that certain Loan and Guaranty Agreement, dated as of December 14, 2023 (as amended by that certain First Amendment to the Credit Agreement dated as of April 15, 2024 and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Terms used herein and not otherwise defined herein are used as defined in the Credit Agreement; and

NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Credit Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.             Amendments to Credit Agreement. Effective as of the Execution Date, Section 5.8.1 of the Credit Agreement is amended such that reference to “the five month anniversary” therein is replaced with “July 22, 2024” and “Seven Million dollars ($7,000,000)” is replaced with “Seven Million Four Hundred Thousand dollars ($7,400,000)”.

2.             Covenants.

(a)          Loan Documents. This Amendment has been duly executed by a Responsible Officer of each applicable Loan Party and each other relevant party.

(b)          Legal Fees. Borrower shall pay JGB Agent, on or before May 31, 2024, the legal fees and expenses of Haynes and Boone, LLP in an amount equal to $5,000.

(c)          No Event of Default. After giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default shall be continuing.

(d)          Amendment Charge. Borrower shall pay the Lenders an amendment charge equal to $500,000 in the aggregate to be paid on June 15, 2024 in the amount of $250,000 and on July 10, 2024 in the amount of $250,000 (the “Amendment Charge”).

3.             Releases. In further consideration of Lenders’ and JGB Agent’s execution of this Amendment, each Loan Party, on behalf of itself and its successors, assigns, parents, subsidiaries, affiliates, officers, directors, employees, agents and attorneys, hereby forever, fully, unconditionally and irrevocably waives and releases Lender and Agent and their respective successors, assigns, parents, subsidiaries, affiliates, officers, directors, employees, attorneys and agents (collectively, the “Releasees”) from any and all claims, liabilities, obligations, debts, causes of action (whether at law or in equity or otherwise), defenses, counterclaims, setoffs, of any kind, whether known or unknown, whether liquidated or unliquidated, matured or unmatured, fixed or contingent, directly or indirectly arising out of, connected with, resulting from or related to any act or omission by any Releasee, on or prior to the date hereof, with respect to the Loan Documents, the transactions contemplated thereby or any enforcement or attempted enforcement of the Loan Documents by any Releasee (collectively, the “Claims”). Each Loan Party further agrees that it shall not commence, institute, or prosecute any lawsuit, action or other proceeding, whether judicial, administrative or otherwise, to prosecute, collect or enforce any Claim.

4.             Affirmations. Each Loan Party acknowledges and agrees:

(a)          the other Loan Documents are legal, valid, binding and enforceable against each Loan Party accordance with their respective terms;

(b)          each Loan Party’s respective obligations under the Loan Documents are not subject to any setoff, deduction, claim, counterclaim or defenses of any kind or character whatsoever;

(c)          JGB Agent (for the benefit of the Lenders) has valid, enforceable and perfected security interests in and liens on the collateral described in the Loan Documents, as to which there are no setoffs, deductions, claims, counterclaims, or defenses of any kind or character whatsoever; and

(d)          Lenders and JGB Agent have fully and timely performed all of their respective obligations and duties in compliance with the Loan Documents and applicable law, and have acted reasonably, in good faith and appropriately under the circumstances.

5.             Severability. The illegality or unenforceability of any provision of this Amendment shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment.

6.             References. Any reference to the Credit Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require. Reference in any of this Amendment, the Credit Agreement or any other Loan Document to the Credit Agreement shall be a reference to the Credit Agreement as amended hereby and as further amended, modified, restated, supplemented or extended from time to time.

7.             Captions. Section captions used in this Amendment are for convenience only and shall not affect the construction of this Amendment.

8.             Ratification. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions of the Credit Agreement and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. This Amendment constitutes the entire agreement, and supersedes all prior understandings and agreements, among the parties relating to the subject matter hereof. For the avoidance of all doubt, the Amendment Charge is not in substitution of any payments (whether for principal or interest) or required contributions to the Segregated Account, in each case, in accordance with the Loan Documents.

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9.             Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers on the date first written above.

BORROWER:

AULT & COMPANY, INC.

By:
Name: Milton C. Ault, III
Title: Chief Executive Officer

GUARANTORS:

AULT LENDING, LLC

By:
Name: David J. Katzoff
Title: Manager

MILTON C. AULT, III

By:

AULT ALLIANCE, INC.

By:
Name: Milton C. Ault, III
Title: Executive Chairman

SENTINUM, INC.

By:
Name: William B. Horne
Title: Chief Executive Officer

THIRD AVENUE APARTMENTS LLC

By: AULT GLOBAL REAL ESTATE EQUITIES, INC., its manager

By:
Name: Henry C.W. Nisser
Title: President

Signature Page to Second Amendment and Joinder to Loan and Guaranty Agreement

ALLIANCE CLOUD SERVICES, LLC

By: ALLIANCE CLOUD MANAGEMENT, LLC, its manager

By: AC MANAGEMENT, INC., its managing member

By:
Name: Jay Looney
Title: Chief Executive Officer

AULT AVIATION, LLC

By: AULT ALLIANCE, INC., its managing member

By:
Name: Milton C. Ault, III
Title: Executive Chairman

BNI MONTANA, LLC

By: SENTINUM, INC., its manager

By:
Name: William B. Horne
Title: Chief Executive Officer

AULT GLOBAL REAL ESTATE EQUITIES, INC.

By:
Name: Henry C.W. Nisser
Title: President

Signature Page to Second Amendment and Joinder to Loan and Guaranty Agreement

JGB AGENT:
JGB COLLATERAL LLC

By:
Name: Brett Cohen
Title: President

LENDERS:

JGB CAPITAL, LP

By:
Name: Brett Cohen
Title: President

JGB PARTNERS, LP

By:
Name: Brett Cohen
Title: President

JGB (CAYMAN) BUCKEYE LTD.

By:
Name: Brett Cohen
Title: President

Signature Page to Second Amendment and Joinder to Loan and Guaranty Agreement